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                                 EXHIBIT 10.12A












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                        ESCROW AND FORBEARANCE AGREEMENT


         THIS ESCROW AND FORBEARANCE AGREEMENT ("Agreement") is made as of the 29th day of September, 2000 by and among FLEET NATIONAL BANK, with an office and place of business at 777 Main Street, Hartford, Connecticut 06115 ("Fleet") and EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, with its chief executive office located at 1806 New Britain Avenue, Farmington, Connecticut 06032 (the "EDAC"), APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation, with its chief executive office located at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("Apex"), GROS-ITE, INC., a Connecticut corporation with its chief executive office located at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("Gros-Ite") (Gros-Ite together with Apex collectively, the "Guarantor") and UPDIKE, KELLY & SPELLACY, P.C., with an office at One State Street, Hartford, Connecticut 06123-1277 ("UKS").

                                   WITNESSETH:

         WHEREAS, Fleet has made certain loans and advances to EDAC as described in the Original Loan Documents ("Fleet Loans"), which Fleet Loans are in default; and

         WHEREAS, Fleet and EDAC have agreed to resolve such issues that relate to the Fleet Loans in accordance with this Agreement; and

         WHEREAS, as part of the resolution with Fleet, EDAC and Guarantors are entering into a financing arrangement with General Electric Capital Corporation; and

         WHEREAS, in connection with such resolution of issues between Fleet and EDAC, certain documents have been executed but will not be released or effective until such time as the conditions in paragraph 3 of this Agreement have been satisfied;

         NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:

         1.     Recitals. The recitals set forth above are true and correct.

         2. Custody of Documents. The following documents (collectively, "Documents") shall be executed by the necessary parties and shall be held in escrow by UKS:

                  (a) One (1) original Amended and Restated Term Note made by EDAC to the order of Fleet in the original principal amount of $7,000,000;

                  (b) Four (4) Security Agreements executed by EDAC in favor of Fleet;

                  (c) Four (4) Security Agreements executed by APEX in favor of Fleet;

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                  (d)      Four (4) Security Agreements executed by Gros-Ite in
                           favor of Fleet;

                  (e) Four (4) Guaranty Agreements executed by Apex in favor of Fleet;

                  (f) Four (4) Guaranty Agreements executed by Gros-Ite in favor of Fleet; and

                  (g) Four (4) Mortgage Modification Agreements executed by and between Fleet and EDAC.

         3.       Conditions To Release Document.

                  (a) Within forty-five (45) days of the date of this Agreement ("Forbearance Period"), EDAC shall pay to Fleet $2,000,000, together with accrued interest on such sum at the rate per annum equal to the Prime Rate plus one percentage point (1%) ("Interest Rate") ("Mortgage Payoff"). At such time as Fleet shall have received the Mortgage Payoff, in immediately available funds, Fleet shall notify UKS in writing that (x) it has received the Mortgage Payoff and (y) it has accepted the Documents ("Acceptance Notice") and UKS shall thereafter automatically release the Documents held in escrow to Fleet. In connection with the Mortgage Payoff, Fleet agrees to execute a subordination agreement whereby Fleet subordinates its first mortgage position on the Mortgaged Property to any mortgagee designated by EDAC.

         At such time as Fleet delivers the Acceptance Notice, the Documents shall to the extent and in the manner provided therein, replace and supercede the Original Loan Documents and any forgiveness of debt as described in the Documents shall become effective. As of this date and at all times prior to Fleet delivering the Acceptance Notice, subject to the terms and conditions of this Agreement during the Forbearance Period, the Original Loan Documents shall be and remain in full force and effect.

                  (b) In the event Borrower fails to deliver the Mortgage Payoff as provided in 3(a) above, EDAC may extend the Forbearance Period in thirty day
(30) increments up to a maximum of ninety (90) days by paying to Fleet on November 14, 2000 and on each 30th day thereafter a payment in the amount of $33,333.33, together with accrued interest at the Interest Rate (individually an "Interim Payment" and collectively, the "Interim Payments").

                  (c) In the event Borrower tenders the Mortgage Payoff on or prior to the expiration of the Forbearance Period (as same may be extended as provided in 3(b) above) $33,333.33 of each Interim Payment shall be applied to reduce the principal amount of the Mortgage Payoff. In the event EDAC fails to tender the Mortgage Payoff at the time and in the manner required herein, the Interim Payments shall be applied to the Fleet Loans in accordance with the terms of the Original Loan Documents.

                  (d) The failure to make any payment at the time and in the manner provided herein (time is of the essence with respect to all payments due hereunder) shall constitute a default of this Agreement and Fleet may immediately exercise any and all of the rights and
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remedies available to it under the Original Loan Documents, without further notice or demand, all of which is expressly waived by EDAC, Apex and Gros-Ite.

                  (e) Definitions. All capitalized terms used in this Agreement shall have the meaning ascribed to such terms below:

         "Loan Agreement" means the Revolving Loan and Security Agreement dated October 3, 1985, between Bank and Borrower which has been amended and restated from time to time, and in its entirety by a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, as amended by a certain Sixth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated July 31, 1995, as further amended by a certain Seventh Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of January 26, 1996, as further amended by a certain Eighth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of April 10, 1996, as further amended by a certain Ninth Amendment to Revolving Loan, Term Loan, Equipment Loan, Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated May 27, 1997 between Borrower and Bank, as further amended by a certain Tenth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated May 22, 1998, as further amended by a certain Eleventh Amendment to Loan and Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated as of June 30, 1998 and as further amended by a certain Twelfth Amendment to Loans and Security Agreement Modification of Notes and Reaffirmation of Guaranties dated as of November 25, 1998, as the same may be amended, modified or otherwise supplemented from time to time.

         "Mortgage" means the Mortgage dated May 12, 1989 executed by EDAC in favor of Fleet covering the Mortgaged Property, as amended and modified from time to time.

         "Mortgaged Property" means the real property of EDAC located at 1790 New Britain Avenue, Farmington, Connecticut, 1798 New Britain Avenue, Farmington, Connecticut and 1806 New Britain Avenue, Farmington, Connecticut.

         "Original Loan Documents" means the Loan Agreement and the Original Notes.

         "Original Notes" means the Second Amended and Restated Revolving Promissory Note in the original principal amount of $13,000,000 dated as of June 30, 1998, the Term Promissory Note in the original principal amount of $14,000,000 dated June 30, 1998, the Amended and Restated Promissory Note in the principal amount of $541,153.34 dated March 27, 1997, the Term Promissory Note in the principal amount of $4,000,000 dated March 22, 1993, the Construction to Permanent Loan Promissory in the original principal amount of $1,000,000 dated July 31, 1995, the Equipment Promissory Note III in the original principal amount of $3,000,000 dated as of March 27, 1997, the Equipment Promissory Note IV in the original principal amount of $3,000,000 dated as of May 22, 1998, each executed by EDAC in favor of Fleet and all other promissory notes of EDAC outstanding from time to time pursuant to the Loan Agreement.

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         "Prime Rate" means the variable per annum rate of interest so designated from time to time by Fleet National Bank as its Prime Rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind.

         4. Termination of Escrow. If the Mortgage Payoff shall not have occurred by February 14, 2001, then UKS shall automatically destroy the Documents escrowed by them hereunder, unless otherwise instructed in a writing joined in by all of the parties hereto.

         5. Duties of Escrow Agent. UKS shall have no duties hereunder except to release or hold the Documents in accordance with this agreement and shall have no liability to any party except for its willful misconduct or gross negligence. By agreeing to act as Escrow Agent, UKS has not entered into any attorney-client relationship with EDAC, Apex and/or Gros-Ite, will not be precluded from representing Fleet with regard to any of the transactions or matters referenced herein nor be preclude from representing Fleet in any other matter or from representing any client with interests adverse to EDAC, Apex and/or Gros-Ite. Fleet acknowledges that it has been advised by UKS to seek the advice of other counsel with respect to the limitation of UKS's liability contained in this section.

         6. Notices. All notices, requests and other communications hereunder shall be made in writing (including telex and telecopy communications), shall be sent by first-class mail, postage prepaid, or sent by commercial overnight courier delivery service, charges prepaid, or sent by telex, telecopier or hand delivery, addressed as follows:


                  (a)      If to EDAC, Apex and Gros-Ite, at:
                           EDAC Technologies Corporation
                           1806 New Britain Avenue
                           Farmington, CT  06032
                           Attention:  Ronald G. Popolizio
                           Telecopier:860-674-2718

                           with a copy to:

                           Reinhart Boerner Van Duren Norris & Rieselbach S.C. 1000 North Water Street
                           P.O. Box 514000
                           Milwaukee, WI  53203-3400
                           Attention:  David Schultz
                           Telecopier: 414-298-8097

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                  (b)      If to the Bank, at:

                           Fleet National Bank
                           777 Main Street
                           MS: CT EH 40223B
                           Hartford, Connecticut 06115
                           Attn: Asset Manager - Managed Asset Division
                           Telecopier: (860) 986-2435

                           with a copy to:

                           Updike, Kelly & Spellacy, P.C.
                           One State Street
                           P.O. Box 231277
                           Hartford, CT  06123-1277
                           Attn:  Thomas A. Gugliotti, Esq.
                           Telecopier: (860) 548-2680

                  (c)      If to the UKS, at:

                           Updike, Kelly & Spellacy, P.C.
                           One State Street
                           P.O. Box 231277
                           Hartford, CT 06123-1277
                           Attn: Thomas A. Gugliotti, Esq.
                           Telecopier: (860) 548-2680

         7. Further Assurances. The parties agree that they will execute and deliver such further instruments and documents necessary to consummate the transaction contemplated herein.

         8. Fees and Expenses. EDAC, Apex and Gros-Ite will reimburse and indemnify Fleet for all reasonable out-of-pocket expenses incurred after September 29, 2000, either before or after obtaining judgment on or with respect to any amounts payable hereunder, including but not limited to reasonable attorneys' fees and disbursements, incurred or expended in connection with the preparation, negotiation, interpretation or delivery of this Agreement or any amendment hereof or thereof or with the enforcement or collection of any obligations or the satisfaction of any indebtedness of EDAC, Apex and Gros-Ite hereunder or thereunder, whether or not proceedings are instituted in any court of competent jurisdiction, or in connection with any litigation, proceeding or dispute hereunder or thereunder.

         9. Governing Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Connecticut, without reference to Connecticut's choice of law rules.
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         10.      PREJUDGMENT REMEDIES. EDAC, APEX AND GROS-ITE HEREBY
ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND WAIVE THEIR RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH FLEET MAY DESIRE TO USE.

         11. JURY TRIAL. EDAC, APEX AND GROS-ITE HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART AND/OR IN THE ENFORCEMENT BY FLEET OF ANY OF ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW. EDAC, APEX AND GROS-ITE ACKNOWLEDGE THAT THEY MAKE THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER BY THEIR ATTORNEY.

         IN WITNESS WHEREOF, the Borrower has hereunder set its hand by its duly authorized officers on the date first above written.

                                              BORROWER:

                                              EDAC TECHNOLOGIES CORPORATION


                                              By: /s/ Ronald G. Popolizio
                                                  ------------------------------

                                                  Its EVP and CFO
                                                  Duly Authorized

                                              GUARANTORS:

                                              APEX MACHINE TOOL COMPANY, INC.


                                              By:  /s/ Ronald G. Popolizio
                                                   -----------------------------
                                                   Name: Ronald G. Popolizio
                                                   Title: Secretary
                                                   Duly Authorized
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                                              GROS-ITE, INC.


                                              By: /s/ Ronald G. Popolizio
                                                  ------------------------------
                                                  Name: Ronald G. Popolizio
                                                  Title:  Secretary
                                                  Duly Authorized


                                              FLEET NATIONAL BANK


                                              By: /s/ G. Christopher Miller
                                                  ------------------------------
                                                  G. Christopher Miller
                                                  Its Vice President
                                                  Duly Authorized



Accepted:

UPDIKE, KELLY & SPELLACY, P.C.


By: /s/ Thomas A. Gugliotti
    -------------------------
    Thomas A. Gugliotti, Esq.
    Title:  Vice President